                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                        PORTFOLIO AT A GLANCE
             Q&A WITH YOUR PORTFOLIO MANAGERS       4

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS       7
                         FINANCIAL STATEMENTS       9
                NOTES TO FINANCIAL STATEMENTS      15
               REPORT OF INDEPENDENT AUDITORS      21

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      22
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      23
              TRUSTEE AND OFFICER INFORMATION      24

Given the market's ups and downs-- diversifying has never been more important.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
June 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC RECOVERY APPEARED TO CONTINUE ITS FORWARD PROGRESS THROUGHOUT MAY 2002, ALBEIT AT A SLOWER PACE. EMPLOYMENT AND MANUFACTURING ACTIVITY FOLLOWED RECENT TRENDS AND RECORDED SLIGHT, BUT STEADY, IMPROVEMENT. HOME SALES AND AUTOMOBILE PURCHASES, OFTEN VIEWED AS INDICATORS OF CONSUMER CONFIDENCE IN THE ECONOMY, CONTINUED TO EXPAND BEYOND LEVELS SEEN IN THE FIRST QUARTER.

YET, AFTER THE FIRST QUARTER'S STRONG 5.6 PERCENT GROWTH IN GROSS DOMESTIC PRODUCT, SOME MARKET OBSERVERS PREDICTED ECONOMIC ACTIVITY WOULD SLOW DURING THE SECOND QUARTER--ONCE THE EFFECTS OF TAX REFUNDS, HOME REFINANCING AND WARMER-THAN-ANTICIPATED WEATHER RAN THEIR COURSE.

WHILE UNSEASONABLY WARM TEMPERATURES CONTINUED INTO APRIL--GIVING CONSUMERS AN EARLY START TO THE SUMMER SHOPPING SEASON--MAY'S UNUSUALLY COOL AND WET WEATHER KEPT MANY SHOPPERS AT HOME. SINCE CONSUMERS DRIVE TWO-THIRDS OF U.S. ECONOMIC ACTIVITY, THE EFFECTS OF THIS SPRING SLOWDOWN WERE QUICKLY EVIDENT. FOR EXAMPLE, RETAIL AND AUTO SALES WERE DOWN IN MAY ALTHOUGH, WHEN COMBINED WITH APRIL'S STRONG NUMBERS, THE TWO-MONTH TOTAL WAS STILL AHEAD OF FIRST-QUARTER LEVELS.

INFLATIONARY PRESSURES REMAINED SUBDUED THROUGHOUT THE REPORTING PERIOD THANKS TO DRAMATIC INCREASES IN WORKER PRODUCTIVITY, RECEDING ENERGY PRICES AND UNDER-UTILIZED MANUFACTURING CAPACITY.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            5.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(May 31, 2000--May 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN RESERVE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDING MAY 31, 2002. MEMBERS OF THE TEAM INCLUDE DALE ALBRIGHT, EXECUTIVE DIRECTOR, AND JONATHAN PAGE, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    ECONOMIC AND MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A   Yields available from money
market securities continued to trend down during the fiscal year under review as the Federal Open Market Committee (FOMC) lowered its federal funds target rate six times for a total of 225 basis points. The majority of the reductions (175 basis points) took place after the tragic events of September 11. The FOMC's federal funds target now stands at 1.75 percent, a 40-year low. These low yield levels reflected the Federal Reserve's accommodative posture as it tried to moderate the slowing pace of economic activity, which became evident during the spring and summer of 2001, and the adverse effects of the September 11 terrorist attacks.

    During the early months of 2002, however, the economy showed clear signs of recovery as it responded to stimulative monetary and fiscal initiatives. A preliminary reading on first quarter real gross domestic product (GDP) indicated that the economy grew at a 5.6 percent annual rate, as compared to growth of 1.7 percent in the fourth quarter of 2001 and contraction of 1.3 percent during the third quarter of last year.

    The May level for the Institute for Supply Management Purchasing Manager Index was 55.7, the fourth consecutive reading above 50 and the first time that has occurred since the four-month period of April through July, 2000. This index is known for its timeliness and track record in marking turns in manufacturing activity. Readings above 50 indicate expansion in manufacturing activity, and four consecutive readings over 50 have historically indicated that our nation's manufacturing sector is recovering.

    Another positive sign for the economy was the Fed's formal economic assessment at the March 19, 2002, FOMC meeting. At that meeting, the Fed changed its economic assessment to one that indicates risks in the foreseeable future are balanced with respect to meeting goals of price stability and sustainable economic growth. Prior to

PORTFOLIO COMPOSITION BY INVESTMENT TYPE

(as a percentage of total investments)

As of May 31, 2002                                  As of May 31, 2001

- Commercial                         [PIE CHART]    - Commercial                      [PIE CHART]
  Paper..............  55.9%                          Paper...........  60.2%
- U.S. Government                                   - U.S. Government
  Agency.............  18.5%                          Agency..........  22.0%
- Certificates of                                   - Certificates of
  Deposit............  12.4%                          Deposit.........  13.6%
- Repurchase                                        - Repurchase
  Agreements.........   7.4%                          Agreements......   1.4%
- Notes..............   5.8%                        - Notes...........   2.8%

that, their stance was weighted mainly toward economic weakness.

    We believe the fund continued to serve as a useful investment for liquidity, preservation of capital and a yield that reflected prevailing money market conditions. As of May 31, 2002, the seven-day current yield was 0.97 percent for Class A shares, 0.21 percent for Class B shares, and 0.20 percent for Class C shares. For the 12 months ending May 31, 2002, the fund posted a total return at net asset value of 1.93 percent for Class A shares, 1.16 percent for Class B shares, and 1.23 percent for Class C shares. Including sales charges, the fund's total return for Class B and C shares was -2.84 percent and 0.23 percent, respectively. (No sales charge is assessed on purchases of Class A shares; be advised that other charges may apply.)

    Please note that the yield quotation more closely reflects the current earnings of the fund than the total return quotation. Total return assumes reinvestment of all distributions for the 12-month period ending May 31, 2002. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than original cost.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   We have continued to invest the
fund in high-quality commercial paper, Federal agency obligations, overnight repurchase agreements, and bank notes and negotiable certificates of deposit of what we believe are financially strong commercial banks. Over the past fiscal year, we raised our high credit standards even higher in the fund by using an increased mix of Federal agency obligations, while at the same time attempting to limit purchases of corporate obligations to only those issuers that possess both top short-term credit ratings and relatively high long-term debt ratings.

    Throughout the reporting period, our primary strategy has been to prudently extend and maintain the average maturity of the portfolio. However, recent economic data have begun to indicate a possible turnaround in the economy. As a result, we allowed the fund's average maturity to decline slightly as interest rates began to reflect some upward pressure. We believe this strategy should position the fund to take better advantage of a possible rise in short-term rates later this year. As of May 31, 2002, the fund's weighted average maturity was 47 days and 83 percent of holdings were due to mature in less than three months.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET OVER THE COMING MONTHS?

A   We expect the pace of economic
activity during the next six months to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second half of 2002. In our view, the fund is well positioned to take advantage of the money market yield levels that become available during the months ahead.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 35555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                    DISCOUNT
PAR                                                                 YIELD ON
AMOUNT                                                 MATURITY     DATE OF     AMORTIZED
(000)      DESCRIPTION                                   DATE       PURCHASE       COST
           COMMERCIAL PAPER  55.9%
$25,000    Abbey National North America.............    07/29/02     1.885%    $ 24,924,681
 20,000    AIG Funding, Inc.........................    07/15/02     1.953       19,952,578
 20,000    American Express Credit..................    06/07/02     1.762       19,994,133
 10,000    American General Finance Corp............    06/06/02     1.762        9,997,556
 10,000    American Honda Finance...................    06/11/02     1.774        9,995,083
 15,000    Barclays US Funding Corp.................    08/30/02     1.808       14,932,500
 20,000    BP Amoco Capital PLC.....................    07/09/02     1.865       19,960,944
 15,000    CBA Finance, Inc.........................    06/13/02     1.889       14,990,600
 20,000    Ciesco, LP...............................    06/03/02     1.785       19,998,022
 15,000    Citicorp.................................    06/10/02     1.762       14,993,400
 18,000    Citicorp.................................    06/27/02     1.807       17,976,600
 20,000    Deutsche Bank Financial, Inc.............    07/24/02     1.808       19,947,000
 15,000    Fcar Owner Trust II......................    06/17/02     1.857       14,987,667
 20,000    Fcar Owner Trust II......................    06/24/02     1.796       19,977,128
 15,000    General Electric Capital Corp............    07/19/02     1.839       14,963,400
 10,000    General Electric Capital Corp............    12/31/02     2.172        9,873,383
 15,000    Halifax PLC..............................    07/02/02     1.879       14,975,846
 15,000    ING (US) Funding LLC.....................    08/23/02     1.862       14,936,021
 15,000    JP Morgan Chase & Co.....................    06/19/02     1.783       14,986,650
 15,000    Lloyds TSB Bank PLC......................    07/12/02     1.943       14,967,029
 25,000    Mortgage Interest Networking.............    06/18/02     1.812       24,978,632
 10,000    Mortgage Interest Networking.............    07/26/02     1.806        9,972,500
 20,000    New Center Asset Trust...................    07/09/02     1.930       19,959,467
 15,000    New Center Asset Trust...................    10/21/02     1.915       14,887,583
 15,000    Schering Corp............................    06/27/02     1.807       14,980,500
 15,000    UBS Finance, LLC.........................    08/13/02     1.912       14,942,208
 10,000    Wells Fargo Financial, Inc...............    06/17/02     1.909        9,991,556
 15,000    Wells Fargo Financial, Inc...............    08/29/02     1.808       14,933,250
                                                                               ------------
           TOTAL COMMERCIAL PAPER...........................................    451,975,917
                                                                               ------------
           U.S. GOVERNMENT AGENCY OBLIGATIONS  18.5%
 15,000    Federal Home Loan Bank Discount Note.....    08/02/02     1.768       14,954,533
 20,000    Federal Home Loan Mortgage Association
           Discount Note............................    07/17/02     1.829       19,953,489
 20,000    Federal Home Loan Mortgage Association
           Discount Note............................    07/18/02     1.845       19,952,217

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2002

                                                                    DISCOUNT
PAR                                                                 YIELD ON
AMOUNT                                                 MATURITY     DATE OF     AMORTIZED
(000)      DESCRIPTION                                   DATE       PURCHASE       COST
           U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$15,000    Federal Home Loan Mortgage Association
           Discount Note............................    08/08/02     1.773%    $ 14,949,992
 20,000    Federal Home Loan Mortgage Association
           Discount Note............................    12/13/02     2.095       19,776,833
 15,000    Federal National Mortgage Association
           Discount Note............................    07/03/02     1.818       14,975,867
 15,000    Federal National Mortgage Association
           Discount Note............................    07/08/02     1.860       14,971,556
 15,000    Federal National Mortgage Association
           Discount Note............................    11/06/02     1.907       14,875,575
 15,000    Federal National Mortgage Association
           Discount Note............................    10/04/02     2.145       14,889,583
                                                                               ------------
           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  18.5%..................    149,299,645
                                                                               ------------
           CERTIFICATES OF DEPOSIT  12.4%
 15,000    Deutsche Bank AG.........................    07/23/02     1.790       15,000,000
 17,000    Mellon Bank North America................    06/05/02     1.780       17,000,000
 18,000    Mellon Bank North America................    06/21/02     1.850       18,000,000
 20,000    State Street Bank & Trust................    06/26/02     1.780       20,000,000
 15,000    State Street Bank & Trust................    07/31/02     1.790       15,000,000
 15,000    Toronto Dominion Holding.................    07/12/02     1.860       15,000,000
                                                                               ------------
           TOTAL CERTIFICATES OF DEPOSIT....................................    100,000,000
                                                                               ------------
           NOTES  5.8%
 10,000    Bank America North America Charlotte.....    09/05/02     1.820       10,000,000
 37,000    LaSalle National Bank....................    06/20/02     1.830       37,000,000
                                                                               ------------
           TOTAL NOTES......................................................     47,000,000
                                                                               ------------
           REPURCHASE AGREEMENT  7.4%
           BankAmerica Securities ($59,600,000 par collateralized by U.S.
             Government obligations in a pooled cash account, dated
             05/31/02, to be sold on 06/03/02 at $59,608,940)...............     59,600,000
                                                                               ------------
TOTAL INVESTMENTS  100.0% (a)...............................................    807,875,562
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.0%)...............................       (111,689)
                                                                               ------------

NET ASSETS  100.0%..........................................................   $807,763,873
                                                                               ============

(a) At May 31, 2002, cost is identical for both book and federal income taxes.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2002

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $807,875,562
Cash........................................................        71,792
Receivables:
  Fund Shares Sold..........................................     3,418,924
  Interest..................................................       472,352
Other.......................................................       151,300
                                                              ------------
    Total Assets............................................   811,989,930
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     2,850,714
  Distributor and Affiliates................................       653,591
  Investment Advisory Fee...................................       270,361
  Income Distributions......................................        29,161
Accrued Expenses............................................       230,917
Trustees' Deferred Compensation and Retirement Plans........       191,313
                                                              ------------
    Total Liabilities.......................................     4,226,057
                                                              ------------
NET ASSETS..................................................  $807,763,873
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $807,788,995
Accumulated Undistributed Net Investment Income.............         2,513
Accumulated Net Realized Loss...............................       (27,635)
                                                              ------------
NET ASSETS..................................................  $807,763,873
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $458,022,209 and
    458,061,356 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $299,075,662 and 299,079,493 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,666,002 and 50,689,804 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended May 31, 2002

INVESTMENT INCOME:
Interest....................................................  $25,793,185
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $704,090, $3,265,027 and $479,678,
  respectively).............................................    4,448,795
Investment Advisory Fee.....................................    3,546,711
Shareholder Services........................................    2,727,713
Custody.....................................................      132,262
Legal.......................................................       36,288
Trustees' Fees and Related Expenses.........................       29,432
Other.......................................................      499,308
                                                              -----------
    Total Expenses..........................................   11,420,509
    Less Credits Earned on Cash Balances....................       36,478
                                                              -----------
    Net Expenses............................................   11,384,031
                                                              -----------
NET INVESTMENT INCOME.......................................  $14,409,154
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $14,409,154
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                      YEAR ENDED         YEAR ENDED
                                                     MAY 31, 2002       MAY 31, 2001
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $    14,409,154    $    37,999,919
                                                    ---------------    ---------------

Distributions from Net Investment Income:
  Class A Shares..................................       (9,391,875)       (24,360,250)
  Class B Shares..................................       (4,252,158)       (11,451,242)
  Class C Shares..................................         (748,354)        (2,205,189)
                                                    ---------------    ---------------
Total Distributions...............................      (14,392,387)       (38,016,681)
                                                    ---------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................           16,767            (16,762)
                                                    ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    1,896,126,309      2,505,005,403
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       14,392,387         38,016,681
Cost of Shares Repurchased........................   (1,956,211,417)    (2,556,368,681)
                                                    ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      (45,692,721)       (13,346,597)
                                                    ---------------    ---------------
TOTAL DECREASE IN NET ASSETS......................      (45,675,954)       (13,363,359)
NET ASSETS:
Beginning of the Period...........................      853,439,827        866,803,186
                                                    ---------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of $2,513
  and ($14,254), respectively)....................  $   807,763,873    $   853,439,827
                                                    ===============    ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED MAY 31,
CLASS A SHARES                            ----------------------------------------------
                                           2002      2001      2000      1999      1998
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                          ------    ------    ------    ------    ------
  Net Investment Income.................     .02       .05       .05       .04       .05
  Less Distributions from Net Investment
    Income..............................     .02       .05       .05       .04       .05
                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                          ======    ======    ======    ======    ======

Total Return (a)........................   1.93%     5.35%*    4.92%     4.55%     4.78%
Net Assets at End of the Period (In
  millions).............................  $458.0    $451.7    $573.3    $529.6    $634.1
Ratio of Expenses to Average Net Assets
  (b)...................................    .91%      .95%      .82%      .84%     1.02%
Ratio of Net Investment Income to
  Average Net Assets....................   1.94%     5.22%     4.71%     4.38%     4.60%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(a) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED MAY 31,
CLASS B SHARES                            ----------------------------------------------
                                           2002      2001      2000      1999      1998
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                          ------    ------    ------    ------    ------
  Net Investment Income.................     .01       .05       .04       .04       .04
  Less Distributions from Net Investment
    Income..............................     .01       .05       .04       .04       .04
                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                          ======    ======    ======    ======    ======

Total Return (a)........................   1.16%     4.66%*    4.14%     3.78%     3.99%
Net Assets at End of the Period (In
  millions).............................  $299.1    $338.7    $238.8    $129.8    $123.0
Ratio of Expenses to Average Net Assets
  (b)...................................   1.67%     1.58%     1.57%     1.63%     1.79%
Ratio of Net Investment Income to
  Average Net Assets....................   1.17%     4.43%     3.96%     3.71%     3.91%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge (CDSC) of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED MAY 31,
CLASS C SHARES                               -----------------------------------------
                                             2002     2001     2000     1999     1998
                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $1.00    $1.00    $1.00    $1.00    $1.00
                                             -----    -----    -----    -----    -----
  Net Investment Income....................    .01      .05      .04      .04      .04
  Less Distributions from Net Investment
    Income.................................    .01      .05      .04      .04      .04
                                             -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD.........  $1.00    $1.00    $1.00    $1.00    $1.00
                                             =====    =====    =====    =====    =====

Total Return (a)...........................  1.23%    4.57%*   4.14%    3.77%    3.99%
Net Assets at End of the Period (In
  millions)................................  $50.7    $63.0    $54.7    $26.9    $16.1
Ratio of Expenses to Average Net Assets
  (b)......................................  1.60%    1.69%    1.57%    1.63%    1.78%
Ratio of Net Investment Income to Average
  Net Assets...............................  1.29%    4.40%    3.96%    3.73%    3.91%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve this objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C Shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002

except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $27,635, which will expire between May 31, 2004 and 2009.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002           2001
Distributions paid from:
  Ordinary income.........................................  $14,639,745    $38,139,803

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences of $30,479 relating to the capital loss carryforward expiring in the current year was reclassified from accumulated net realized loss to capital.

    As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $214,129

F. EXPENSE REDUCTIONS During the year ended May 31, 2002, the Fund's custody fee was reduced by $36,478 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended May 31, 2002, the Fund recognized expenses of approximately $36,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended May 31, 2002, the Fund recognized expenses of approximately $62,500 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 2002, the Fund recognized expenses of approximately $2,121,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $109,500 are included in "Other" assets on the Statement of Assets and Liabilities at May 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002

retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At May 31, 2002, capital aggregated $458,026,901, $299,074,948 and $50,687,146 for Classes A, B, and C, respectively. For the year ended May 31, 2002, transactions were as follows:

                                                         SHARES             VALUE
Sales:
  Class A..........................................   1,374,222,816    $ 1,374,222,816
  Class B..........................................     382,872,986        382,872,986
  Class C..........................................     139,030,507        139,030,507
                                                     --------------    ---------------
Total Sales........................................   1,896,126,309    $ 1,896,126,309
                                                     ==============    ===============
Dividend Reinvestment:
  Class A..........................................       9,391,875    $     9,391,875
  Class B..........................................       4,252,158          4,252,158
  Class C..........................................         748,354            748,354
                                                     --------------    ---------------
Total Dividend Reinvestment........................      14,392,387    $    14,392,387
                                                     ==============    ===============
Repurchases:
  Class A..........................................  (1,377,327,816)   $(1,377,327,816)
  Class B..........................................    (426,739,268)      (426,739,268)
  Class C..........................................    (152,144,333)      (152,144,333)
                                                     --------------    ---------------
Total Repurchases..................................  (1,956,211,417)   $(1,956,211,417)
                                                     ==============    ===============

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002

    At May 31, 2001, capital aggregated $451,757,308, $338,700,357, and
$63,054,530 for Classes A, B, and C, respectively. For the year ended May 31, 2001, transactions were as follows:

                                                         SHARES             VALUE
Sales:
  Class A..........................................   1,646,318,049    $ 1,646,318,049
  Class B..........................................     687,547,727        687,547,727
  Class C..........................................     171,139,627        171,139,627
                                                     --------------    ---------------
Total Sales........................................   2,505,005,403    $ 2,505,005,403
                                                     ==============    ===============
Dividend Reinvestment:
  Class A..........................................      24,360,250    $    24,360,250
  Class B..........................................      11,451,242         11,451,242
  Class C..........................................       2,205,189          2,205,189
                                                     --------------    ---------------
Total Dividend Reinvestment........................      38,016,681    $    38,016,681
                                                     ==============    ===============
Repurchases:
  Class A..........................................  (1,792,234,974)   $(1,792,234,973)
  Class B..........................................    (599,148,102)      (599,148,112)
  Class C..........................................    (164,985,596)      (164,985,596)
                                                     --------------    ---------------
Total Repurchases..................................  (2,556,368,672)   $(2,556,368,681)
                                                     ==============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended May 31, 2002 and 2001, 18,883,624 and 12,687,998 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended May 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002

years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended May 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a CDSC of approximately $2,656,700. Sales charges do not represent expenses to the Fund.

4. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .15% of Class A average daily net assets and .90% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended May 31, 2002, are payments retained by Van Kampen of approximately $2,962,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $121,500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Reserve Fund (the "Fund"), as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended May 31, 1999 were audited by other auditors whose report dated July 1, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
July 11, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              57
1632 Morning Mountain Road                 since 1991  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds      57       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      57
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        57
1744 R Street,                             since 1995  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              57
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           57       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993-2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief            57
1221 Avenue of the Americas                since 1999  Operating Officer of
21st Floor                                             Morgan Stanley Investment
New York, NY 10020                                     Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman and
                                                       Chief Executive Officer
                                                       since June 1998, and
                                                       Director since January
                                                       1998 of Morgan Stanley
                                                       Trust. Director of
                                                       various Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           94
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan Stanley
                                                       Asset Management Inc.
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm        94
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since       Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                     2002        Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of the Americas   Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
22nd Floor                                                         Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (46)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
23, 133, 233                                                   Member NASD/SIPC.
RES ANR 7/02                                                     6345G02-AP-7/02